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                                                              EXHIBIT-99.906CERT

     FORM N-CSR CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


     I, Thomas O. Putnam, President of Fenimore Asset Management Trust (the
          "Trust"), certify that:

     1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:    August 7, 2003
        ------------------


                                                       /s/ Thomas O. Putnam
                                                       --------------------
                                                       Thomas O. Putnam
                                                       President


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Joseph A. Bucci, Treasurer of Fenimore Asset Management Trust (the "Trust"), certify that:

     1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:    August 7, 2003
        ------------------



                                                       /s/ Joseph A. Bucci
                                                       ----------------------
                                                       Joseph A. Bucci
                                                       Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.